UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) August 4, 1999



                            Waste Industries, Inc.

            (Exact name of registrant as specified in its charter)


North Carolina                  0-22417                        56-0954929

(State or other                (Commission                  (I.R.S. Employer
jurisdiction                   File Number)                 Identification No.)
of incorporation)


              3949 Browning Place, Raleigh, North Carolina 27609

             (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code (919) 782-0095



                                Not applicable

        (Former name or former address, if changed since last report.)

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TEM 5. OTHER EVENTS.

            Attached as Exhibit 99.1 is a press release issued by Waste Industries, Inc., dated August 4, 1999, which is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)  EXHIBITS

          99.1 Press Release dated August 4, 1999

                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date: August 4, 1999

                        Waste Industries, Inc.



                        By:   /s/ Stephen C. Shaw
                              -------------------
                              Stephen C. Shaw
                              Vice President, Finance

                               EXHIBIT INDEX

Exhibit
Number    Description


 99.1     Press Release dated August 4, 1999